SCHEDULE 14a
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                                     OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ] Confidential, For Use of Commission Only
                                         (as permitted by Rule 14a-6(e)(2)
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           SAZTEC INTERNATIONAL, INC.
                (Name of registrant as Specified in Its Charter)
           ----------------------------------------------------------
    (Names of Person(s) Filing Proxy Statement, if Other Than the Registrant)
               Payment of Filing Fee (Check the appropriate box):
                               [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:
               --------------------------------------------------
        (2) Aggregate number of securities to which transaction applies:
               --------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
               --------------------------------------------------
              (4) Proposed maximum aggregate value of transaction:
                  --------------------------------------------
                              (5) Total fee paid:
                                 --------------
              [ ] Fee paid previously with preliminary materials:
                    ----------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the form or schedule and the date of its filing.
                          (1) Amount previously paid:
                             ---------------------
               (2) Form, Schedule or Registration Statement no.:
                    ----------------------------------------
                         (3) Filing Party: _____________
                           (4) Date Filed ___________

                           SAZTEC INTERNATIONAL, INC.

                      -----------------------------------

                 NOTICE OF ANNUAL MEETING ON FEBRUARY 23, 2000
                              AND PROXY STATEMENT

   This Notice of Annual Meeting, Proxy Statement and Form of Proxy are being mailed to stockholders on or about February 1, 2000.

                               TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
NOTICE OF ANNUAL MEETING                                                  3
PROXY STATEMENT                                                           4
GENERAL INFORMATION                                                       4
EXECUTIVE COMPENSATION                                                  5 - 6
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT          6 - 7
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                            7
ELECTION OF DIRECTORS                                                   8 - 9
INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES           10
EXECUTIVE OFFICERS                                                        10
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS10OTHER MATTERS                   11
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT                         11

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, WHETHER OR NOT THEY EXPECT TO ATTEND IN PERSON, ALL STOCKHOLDERS ARE REQUESTED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE POSTAGE-PREPAID ENVELOPE FOR THAT PURPOSE. PROXIES ARE REVOCABLE AT ANY TIME, AND STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE, PROVIDED THAT THE STOCK IS HELD IN THEIR RESPECTIVE NAMES AND NOT IN THE NAME OF A STREET NOMINEE.

Requests for additional copies of proxy material should be addressed to Paul F. Parshley, Secretary, SAZTEC International, Inc., 43 Manning Road, Billerica, MA 01821.

                           SAZTEC INTERNATIONAL, INC.
                                43 Manning Road
                              Billerica, MA 01821

                      -----------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To be held on February 23, 2000

                      -----------------------------------

TO THE STOCKHOLDERS OF SAZTEC INTERNATIONAL, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SAZTEC INTERNATIONAL, INC., (the "Company") will be held at the Companys headquarters at 43 Manning Road, Billerica, MA 01821, on February 23, 2000 at 8:30 A.M., Eastern Standard Time, for the following purposes:

         1. To elect six (6) Directors of the Board of Directors of the Company, each for the term of one year or until their successors shall have been duly elected and qualified;

         2. To ratify the appointment of Grant Thornton LLP as independent certified public accountants for the year ended June 30, 2000;

To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on January 26, 2000 are entitled to notice of and to vote at the meeting or any adjournment thereof.

Copy of the Company's 1999 Form 10-KSB, accompanies this Notice. This accompanying document is part of the proxy soliciting material and is incorporated by this reference.

Billerica, Massachusetts                By Order of the board of Directors
January 26, 2000


                                        /s/Paul F. Parshley
                                        -----------------------------------
                                        Paul F. Parshley, Secretary

                           SAZTEC INTERNATIONAL, INC.
                                43 Manning Road
                              Billerica, MA 01821
                      -----------------------------------
                                PROXY STATEMENT
                              GENERAL INFORMATION

The accompanying Proxy is solicited by the management of SAZTEC International, Inc. (the "Company") to be used at the Annual Meeting of Stockholders to be held on February 23, 2000 at 8:30 a.m., Eastern Time, at the Companys offices at 43 Manning Road, Billerica, MA 01821, and at any adjournment or adjournments thereof. At the meeting, six directors will be elected, the ratification of Grant Thornton LLP as independent accountants will be voted on, and any other such business which may properly come before the meeting will be transacted. The shares represented by valid proxies in the enclosed form will be voted as specified if executed and received in time for the meeting. Proxies returned with no indication as to how they should be voted will be voted in favor of each of the proposals listed.

REVOCABILITY OF PROXIES

A stockholder who executes and returns the accompanying form of Proxy may revoke it at any time prior to its being voted by signing another form of Proxy bearing a later date, or by signing a written notice of revocation and, in either case, delivering the Proxy or notice to the Secretary of the Company by mail prior to the Annual Meeting or in person at the Annual Meeting. Irrespective of the above, execution of the form of Proxy will not in any way affect a stockholder's privilege to attend the Annual Meeting and vote in person, provided that the stock is held in the stockholder's name and not in the name of a street nominee.

STOCKHOLDERS PROPOSALS

Proposals of stockholders of the Company which are intended to be presented to such stockholders at the Company's next Annual Meeting must be received by the Company no later than August 4, 2000 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

ANNUAL REPORT

The Company's 1999 Form 10-KSB accompanies this Proxy Statement.

OUTSTANDING VOTING SECURITIES

Only holders of record of the Company's Common Stock, no par value, ("Common Stock") on January 26, 2000 (the "Record Date") are entitled to notice of and to vote at the meeting or at any adjournment or adjournments thereof. On January 24, 1999 the Company had issued and outstanding 4,461,121 shares of Common Stock.

VOTING OF SHARES

Every stockholder voting for the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder's shares are entitled, or distribute such stockholder's votes on the same principle among as many candidates as the stockholder may select, provided that votes cannot be cast for more than six (6) candidates. However, no stockholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the stockholder has expressed an intention to cumulate votes. In the event of cumulative voting, the Proxy solicited by the Board of Directors confers discretionary authority on the proxies to cumulate votes also.

EXECUTIVE COMPENSATION

The following table sets forth, for the fiscal years listed, the compensation received by the Company's Chief Executive Officer and each of the most highly compensated executive officers whose compensation exceeded $100,000 for services rendered to the Company, or would have exceeded $100,000 if they had been employed by the Company for the entire year.

                                               ANNUAL                    LONG TERM
                                            COMPENSATION            COMPENSATION AWARD
                                                                SECURITIES
NAME AND                                                        UNDERLYING        ALL OTHER
PRINCIPAL POSITION             YEAR    SALARY ($)   BONUS ($)   OPTIONS (#)   COMPENSATION ($)
------------------             ----    ----------   ---------   -----------   ----------------
CHRISTOPHER PARKER
CHIEF EXECUTIVE OFFICER        1999     144,385
                               1998      54,885                  140,000

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS

                   NUMBER OF SECURITIES   % OF TOTAL OPTIONS        EXERCISE
                    UNDERLYING OPTIONS   GRANTED TO EMPLOYEES       OR BASE
NAME                 SARS GRANTED (#)       IN FISCAL YEAR        PRICE ($/SH.)     EXPIRATION DATE
----                 ----------------       --------------        -------------     ---------------
PAUL F. PARSHLEY         20,000                  80.0                  .26           MAR. 21, 2004


STOCK OPTIONS EXERCISED

During the year ended June 30, 1999, no stock options were exercised by the named executives. For the fiscal year ended June 30, 1999, no stock options previously awarded to the named executives were repriced. The following table sets forth, as of June 30, 1999, the exercisable and unexercisable portions of stock options held by the named executives.

                                                        NUMBER OF SECURITIES UNDERLYING
                                                              UNEXERCISED OPTIONS
                            SHARES                          AT FISCAL YEAR END (#)
                           ACQUIRED           VALUE
NAME                    ON EXERCISE ($)   REALIZED ($)    EXERCISABLE    UNEXERCISABLE
----                    ---------------   ------------    -----------    -------------
CHRISTOPHER PARKER            --              --            56,000          84,000
PAUL F. PARSHLEY              --              --             4,000          16,000


As of June 30, 1999, there was no unrealized value with respect to the exercisable or unexercisable portions of the options held by the above-named executives.

LONG-TERM INCENTIVE PLAN AWARDS

The Company has no Long-term Incentive Plan Awards currently in effect.

EMPLOYMENT CONTRACTS

Mr. Parker is employed pursuant to a contract entered into with the Company on February 9, 1998, to perform the duties of Chief Executive Officer. The contract expires June 30, 2001.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 24, 2000 information concerning the beneficial ownership of the Common Stock of the Company by (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each director of the Company, and (iii) all directors and executive officers of the Company as a group.

      NAME AND ADDRESS                  NO. OF SHARES         PERCENT OWNED(1)
      ----------------                  -------------         ----------------
Robert W. Forsyth (2)
10370 Richmond Ave. Suite 750
Houston, TX 77042                         25,000                     *

Christopher Parker (3)
1338 Sundial Drive
Reston, VA 20194                          58,000                    1.2

Lee R. Petillon (4)
21515 Hawthorne Blvd., #1260
Torrance, CA  90503                       59,750                    1.3

Tom W. Olofson (5)
501 Kansas Ave
Kansas City, KS  66105                   221,500                    4.8

Richard P. Kiphart (6)
222 West Adams
Chicago, IL 60603                        386,446                    8.3

Tallard B.V. (7)
c/o Peder G. Wallenberg
Amsteldijk 166 Rivierstaete
1079 LH Amsterdam                      1,753,174                   37.6

Pradeep Barthakur (8)
26 Derby Lane
Tyngsboro, MA 01879                      205,250                    4.4

Hans Lindroth (9)
Odelbergs V9
134 40 GUSTAVBERG
Sweden                                    15,000                     *

All Directors and Officers
as a Group (7 persons)                   597,500                   12.8

* Less than one percent (1%)

(1) Based on 4,461,121 shares outstanding on January 24, 2000, 196,050 exercisable options, in aggregate, on such date, for a total of 4,657,171.

(2) The shares beneficially owned by Mr.Forsyth consist of 10,000 shares owned directly and vested options to purchase 15,000 shares.

(3) The shares held by Mr. Parker consist of 2,000 shares owned directly and vested options to purchase 56,000 shares.

(4) The shares beneficially owned by Mr. Petillon consist of 27,750 shares pursuant to vested stock options, 12,000 shares owned directly by Mr. Petillon and 10,000 shares owned by Petillon & Hansen, of which Mr. Petillon is a partner.

(5) The shares beneficially owned by Mr. Olofson consist of 191,500 shares owned directly, and vested options to purchase 30,000 shares.

(6) The shares beneficially owned by Mr. Kiphart are issued in the following manner: 350,686 shares owned directly, and 35,760 shares held in total by three trusts for Mr. Kiphart's children, of which Mrs. Kiphart is the trustee.

(7) The shares beneficially owned by Tallard B.V. consist of 1,753,174 shares owned directly by Tallard Infologix, N.V., a wholly owned subsidiary of Tallard, B.V., Tallard B.V. is wholly owned by Mr. Wallenberg, and he may be deemed to be the beneficial owner of all shares held by Tallard B.V. and Tallard Infologix N.V.

(8) The shares held by Mr. Barthakur consist of 185,000 shares owned directly, vested rights to purchase 20,250 shares pursuant to stock options.

(9) The shares held by Mr. Lindroth consist of vested options to purchase 15,000 shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.

ELECTION OF DIRECTORS

The Bylaws of the Company allow for a Board of Directors of six to nine members, however, management proposes the election of only six (6) nominees. Pursuant to a Conversion Agreement dated December 31, 1993, between the Company, Tallard B.V., and the holders of the Companys Preferred Stock, and subject to applicable law, for so long as Tallard and its affiliates shall own fifteen percent (15%) or more of all issued and outstanding shares of Common Stock of the Company or its successors, Tallard shall have the right to designate one-quarter (1/4) of the candidates (but in no event less than two) at each election of the Board of Directors of the Company or its successors. For so long as Tallard and its affiliates shall own five percent (5%) or more, but less than fifteen percent (15%), of all issued and outstanding shares of Common Stock of the Company or its successors, Tallard shall have the right to designate one (1) candidate at each election of the Board of Directors of the Company or its successors.

Tallard has designated nominees Robert W. Forsyth and Hans Lindroth for election. Both are currently serving on the board. A total of six directors are nominated in this election. Each nominee has consented to be named as a nominee and has indicated their intent to serve if elected. Each Director will serve for a term of one year or until their successor is elected and qualified. Unless authority is withheld, the persons named in the enclosed proxy will vote such proxy for the election of the nominees listed below, reserving however full discretion to vote such proxy for other persons if any nominee is unable or unwilling to serve. Any votes so cast may be distributed among the persons voted for in such proportion as the persons named in the enclosed proxy shall see fit. The Board of Directors has no reason to believe that any nominee will be unavailable. In the event of cumulative voting, the Proxy solicited by the Board of Directors confers discretionary authority on the proxies to cumulate votes so as to elect the maximum number of nominees.


NOMINEES FOR DIRECTOR

NAME                            AGE           POSITION WITH COMPANY
----                            ---           ---------------------
Robert W. Forsyth               60            Chairman of the Board, Director

Christopher Parker              44            President, Chief Executive
                                              Officer, Director

Tom W. Olofson                  58            Director

Lee R. Petillon                 70            Director

Pradeep Barthakur               51            Director

Hans Lindroth                   41            Director

Mr. Forsyth has been a director since June 5, 1997. In January 1999, he was elected Chairman of the Board of Directors. He has extensive experience in systems integration, software development and e-commerce markets. Mr. Forsyth was President and CEO of Travelogix, a travel technology company located in Houston, Texas, from October 1995. Travelogix is a wholly owned subsidiary of Tallard Infologix, N.V. Prior to joining Technologix, he was President of the Outsourcing Marketing Division of Computer Sciences Corporation, from 1992 and Group Vice President of Program Development, from 1975 to 1987. Mr. Forsyth was President of Synercom Technology in Houston from 1987 to 1992.

Mr. Parker joined the company as CEO in February 1998. In January 1999 he became President & CEO. He has over sixteen years of international marketing, sales and management experience. He was formally Vice President of Business Development with Convergent Group in Cambridge, England and was Vice President for International Sales with Logica Inc, (formerly Synercom Technology, Inc.) in Houston, Texas from 1988 to 1996.

Mr. Olofson was elected to the Company's Board of Directors in November 1991. Mr. Olofson has been Chairman and Chief Executive Officer of Electronic Processing, Inc. since July 1988. Mr. Olofson also serves as a member of the Board of Directors of various private companies in which he is an investor.

Mr. Petillon was elected to the Company's Board of Directors in August 1988. Since 1978 Mr. Petillon has been in private law practice, dealing primarily in the areas of business, corporation, securities, mergers and acquisitions and corporate finance. Mr. Petillon served as the Company's legal counsel from June 1983 to June 1988.

Mr. Barthakur was elected director at the regular meeting of the Board of Directors on September 12, 1996. Mr. Barthakur is Executive Vice President & Secretary of Datamatics (America) Inc., where he has been employed since 1992. Datamatics (America) Inc. is a part of the Datamatics Group of Companies.

Mr. Lindroth was elected director at the regular meeting of the Board of Directors on February 19, 1998. He lectures frequently on the publishing industry and has been instrumental in developing internet-based systems and electronic publishing, notably for Dagens Nyheter in Sweden.

The election of each director requires the affirmative vote of a majority of the shares of the Common Stock represented in person or by proxy, unless cumulative voting is demanded at the Annual Meeting. If cumulative voting is in effect, the candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

The Board of Directors recommends that the shareholders vote "FOR" the election as a Director of each of the nominees described above (Proposal 1 on the Proxy
Card).

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

All Directors hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified. Each elected Director who is not an employee of the Company or nominated by Tallard receives compensation of $1,000 per quarter plus $750 per day for each quarterly board meeting attended. All directors are reimbursed actual expenses to attend regular quarterly meetings of the Board. The Chairman of the Board of Directors receives $3,000 per month plus reimbursement of actual expenses to attend regular meetings. Executive Officers are elected annually by, and serve at the pleasure of, the Board of Directors.

During the 1999 fiscal year, the Board of Directors held six regular meetings. All Directors attended all the meetings with the exception of Mr. Olofson, who attended five.

The Audit Committee, which consists of Directors Tom Olofson and Lee R. Petillon, reviewed matters relating to the Company's audit. The Audit Committee held one meeting in fiscal 1999. The Compensation Committee, which consists of Directors Pradeep Barthakur and Hans Lindroth considered and approved grants of compensation and stock options to the Company's key employees. The Compensation Committee held one meeting in fiscal 1999. The Company does not have a Nominating Committee.

EXECUTIVE OFFICERS

Officers are elected on an annual basis by the Board of Directors and serve at the discretion of the Board. Information is provided under the heading "Directors" above, for the following officers: Robert W. Forsyth and Christopher Parker. Other executive officers are as follows:

NAME                            AGE           POSITION
----                            ---           --------
Paul F. Parshley                43            Vice President Finance and
                                              Administration, and Secretary

Mr. Parshley has been a Vice President of the Company since March 1999 and has served as Secretary since May 1999.

INDEPENDENT ACCOUNTANTS

The Audit Committee of the Board of Directors recommends that Grant Thornton LLP, independent public accountants for the years ended June 30, 1996- 1999, serve in the same capacity for the current fiscal year ending June 30, 2000.

The Board of Directors recommends that the shareholders vote "FOR" the ratification of Grant Thornton LLP as independent public accountants for the fiscal year ended June 30, 2000, (Proposal 2 on the Proxy Card). A representative of Grant Thornton LLP is expected to be available to respond to appropriate questions raised at the annual meeting.

OTHER MATTERS

The Board of Directors is not aware of any matter which may properly be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of the shareholders arise, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the best judgment of the person or persons voting the proxies, in the interests of the Company, discretionary authority to do so being included in the proxy.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Based on information available to the Company, all Section 16(a) filing requirements are satisfied.

All shareholders are urged to fill in, sign and promptly return the enclosed proxy card.

                                             By Order of the Board of Directors


                                             /s/Paul F. Parshley
                                             -----------------------------------
                                             Paul F. Parshley, Secretary

                          PROXY SOLICITED ON BEHALF OF
              THE BOARD OF DIRECTORS OF SAZTEC INTERNATIONAL, INC.
        FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 23, 2000

The undersigned shareholder of SAZTEC INTERNATIONAL, INC., hereby appoints Paul
F. Parshley, the attorney and proxy, with full power of substitution, to vote for the undersigned all shares of any class of shares of capital stock of SAZTEC INTERNATIONAL, INC., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on February 23, 2000 at 8:30 A.M. (Eastern time), at the Company offices at 43 Manning Road, Billerica, MA, 01821 and at any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. The undersigned acknowledges receipt of this proxy and a copy of the Notice of Annual Meeting and Proxy Statement dated February 1, 2000. Said proxies are directed to vote or to refrain from voting pursuant to the Proxy Statement as checked on the right side hereon upon the following matters, and otherwise in their discretion.

1. ELECTION OF DIRECTORS (To withhold authority to vote for any individual nominee, strike a line through that nominees name in the list below.)
FOR all nominees listed below (except as marked to the contrary)[ ] WITHHOLD AUTHORITY to vote for all nominees listed below [ ]

        PRADEEP BARTHAKUR      ROBERT W. FORSYTH        HANS LINDROTH
         TOM W. OLOFSON        CHRISTOPHER PARKER      LEE R. PETILLON

2. TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR ENDED JUNE 30, 2000
        [ ] FOR           [ ] AGAINST             [ ] ABSTAIN

                            (Continued on back side)

                             (Continued from front)
3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS. IMPORTANT: Please date this proxy and sign exactly as your name or names appears on your stock certificate. If stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity please give their titles. If a corporation, please sign in full corporate name by president or by authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                   DATED:_____________ 2000


                                                   ________________________
                                                   SIGNATURE OF STOCKHOLDER

                                                   DATED:_____________ 2000

                                                   _________________________
                                                   SIGNATURE IF HELD JOINTLY

          Please mark, sign, date and return this proxy card promptly.